UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2012

AMERIPRISE CERTIFICATE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	811-00002	41-6009975
(State or other jurisdiction of incorporation or organization)	(Commission file Number)	(I.R.S. Employer Identification No.)

1099 Ameriprise Financial Center, Minneapolis, Minnesota		55474
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (612) 671-3131

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 14, 2012 the Board of Directors of Ameriprise Certificate Company (the “Company”) accepted the resignation of William F. (Ted) Truscott as President and Chief Executive Officer of the Company effective August 14, 2012 and elected Abu M. Arif to those roles effective the same date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGISTRANT	AMERIPRISE CERTIFICATE COMPANY

DATE: August 17, 2012	/s/ Scott R. Plummer
Scott R. Plummer
Vice President, General Counsel and Secretary